PGIM INVESTMENTS LLC

655 Broad Street

Newark, New Jersey 07102

June 26, 2019

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re: 497 Filing for The Prudential Investment Portfolios, Inc. (Registration numbers 033-61997 and 811-07343)

PGIM Balanced Fund (the “Fund”)

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a Supplement dated June 24, 2019 (SEC accession number 0001683863-19-001437), for the Funds listed above. The purpose of the filing is to submit the 497 filing dated June 24, 2019 in XBRL.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 367-8982.

Sincerely,

/s/ Diana Huffman
Diana Huffman Assistant Secretary